UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ----------------------

                                    FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                   of 1934

       Date of Report (Date of Earliest Event Reported): November 8, 1999

                          CUMBERLAND TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     FLORIDA
                 (State or other jurisdiction of incorporation)

                  0-19727                       59-3094503
            (Commission File No.)          (I.R.S. Employer Identification No.)

                4311 West Waters Avenue, Suite 501 Tampa, Florida
                     (Address of Principal Executive Office)

                                      33614
                                   (Zip code)

                                 (813) 885-2112
              (Registrant's Telephone Number, Including Area Code)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On November 9, 1999, the Registrant engaged Giunta, Ferlita & Walsh, P.A., to act as the Registrant's independent certified public accountant. Giunta, Ferlita & Walsh, P.A. replaces Ernst & Young LLP.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Tampa, State of Florida, on November 9, 1999.

                          CUMBERLAND TECHNOLOGIES, INC.


                           By: /s/ Joseph M. Williams
                          --------------------------
                               Joseph M. Williams
                      President and Chief Executive Officer

                             By: /s/ Carol S. Black
                             ----------------------
                                 Carol S. Black
                      Secretary and Chief Financial Officer